                                                                   Exhibit 99.7


                                   UNDERTAKING

      Undertaking, dated August 4, 1998, by LIFESTYLE FITNESS OF SOMERSET, INC., a New Jersey Corporation, with an address at 120 Cedar Grove Lane, Somerset, New Jersey 08873, LIFESTYLE FITNESS OF FRANKLIN, INC., a New Jersey Corporation, with an address at 3311 Route 27 Suite 135, Franklin Park, New Jersey 08823, LIFESTYLE FITNESS OF PLAINSBORO, INC., a New Jersey Corporation, with an address at 10 Schalks Crossing Road, Plainsboro, New Jersey 08536, LIFESTYLE FITNESS OF PARSIPPANY, INC., a New Jersey Corporation, with an address at Galleria 10 Route 10 East, Morris Plains, New Jersey 07054, LIFESTYLE FITNESS OF SPRINGFIELD, INC., a New Jersey Corporation, with an address at 215 Morris Avenue, Springfield, New Jersey 07081, and LIFESTYLE FITNESS OF WOODBRIDGE, INC., a New Jersey Corporation, with an address at 1250 Route 27 and Prospect Road, Colonia, New Jersey 07067 (collectively, the "Sellers"), SHARAD AGARWAL, an individual and a shareholder of Seller with an address at 30 Woodview Drive, Belle Mead, New Jersey 08502 ("Agarwal") and KENNETH HOST, an individual and a shareholder of Seller with an address at 21 Gloucester Drive, Somerset, New Jersey 08873 ("Host") (Agarwal and Host sometimes collectively referred to herein as "Sellers' Principals") in favor of TSI SOMERSET, LLC, TSI FRANKLIN PARK, LLC, TSI PLAINSBORO, LLC, TSI PARSIPPANY, LLC, TSI SPRINGFIELD, LLC, and TSI COLONIA, LLC , each a Delaware limited liability company, with an address c/o Town Sports International, Inc., 888 Seventh Avenue, New York, New York 10106 (collectively, the "Buyers").

                              W I T N E S S E T H:

      WHEREAS, pursuant to six (6) Asset Purchase Agreements among certain of Buyers, Sellers and Sellers' Principals, each dated August 4, 1998 (collectively the "Agreements"; terms defined therein are used herein as therein defined), Sellers have concurrently herewith sold, assigned, transferred, conveyed and delivered to Buyer all right, title and interest in, to and under the Purchased Assets (as defined in each of the Agreements); and

      WHEREAS, in partial consideration therefor, Sellers and Sellers' Principals jointly and severally agree to undertake to perform each of the obligations described herein;

      NOW, THEREFORE, in consideration of the mutual promises set forth in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sellers and Sellers' Principals hereby agree to perform each of the following obligations as described herein:

      1. Sellers and Sellers' Principals represent and warrant that (i) Lifestyle Fitness Center, with an address at 980 Shrewsbury Avenue, Tinton Falls, New Jersey 07724, shown on New Jersey UCC Financing Statement file number 1561076; (ii) Lifestyle

Fitness Center of Tinton Falls, Inc., with an address at Shrewsbury Avenue, Tinton Falls, New Jersey 07724, shown on New Jersey UCC Financing Statements file numbers 1525020 and 1538092; and (iii) Lifestyle Fitness Center of Tinton Falls, Inc., with an address at 91 Durand Drive, Marlboro, New Jersey 07746, shown on New Jersey UCC Financing Statement file number 1553801, are not and were never at any time related to Sellers or Sellers' Principals and such liens do not relate in any way to any of the Purchased Assets.

      2. Sellers and Sellers' Principals represent and warrant that "Lifestyle Fitness Center, Inc.", with an address at 406 Lippincott Drive, Marlton, New Jersey 08053, which voluntarily filed a bankruptcy petition on October 2, 1992, under Article 11 of the United States Bankruptcy Code, Bankruptcy number BK-014895-92, is not and never was at any time related to Sellers or directly or indirectly owned by Sellers' Principals.

      3. None of the entities referred to in Paragraphs 1 or 2 above has any right title or interest in the name "Lifestyle Fitness" and to the best of Sellers and Sellers' Principals knowledge no entity is presently using such name.

      4. Within sixty (60) days from the date hereof, Sellers and Sellers' Principals shall provide Buyers (i) with a filed and stamped UCC-3 termination statement from AT&T with respect to UCC Financing Statement Number 1697068, which has been filed against certain of the Purchased Assets at the Franklin Park facility (which equipment lease is being paid-in-full on the date hereof),
(ii) with filed and stamped UCC-3 termination statements from AT&T with respect to UCC Financing Statement Numbers 1680699 and 1591957 (each of which have already been filed with the State by Sellers' attorney, but which have not yet been returned by the State), (iii) with a filed and stamped UCC-3 termination statement from Orix Credit Alliance with respect to UCC Financing Statement Number 1557515 (which has already been filed with the State by Sellers' attorney, but which has not yet been returned by the State), (iv) with a filed and stamped UCC-3 termination statements from United National Bank, successor of Farrington Bank with respect to UCC Financing Statement Number 1519443 (which has already been filed with the State by Sellers' attorney, but which has not yet been returned by the State), and (v) all other UCC-3 termination statements, and any additional documents (if any), necessary to extinguish any and all liens or claims that any creditors may have with respect to any of the Purchased Assets. Sellers and Sellers' Principals represent that as of the Closing Date all of the amounts owed to each of the entities referred to in (i) through (iv) of this Paragraph hereof have been paid in full and no amounts are due or shall be due to any third party with respect to the equipment subject to such lease and/or financing statements.

      5. Sellers' attorney, Leslie A. Adelman, Esq. ("Escrow Agent"), agrees to hold the following amounts in escrow, in accordance with the bulk transfer provisions of the New Jersey tax statutes, to protect the interests of Buyers and the State of New Jersey for any unpaid tax liabilities, until such time as Escrow Agent receives permission from the State to release such amounts: Parsippany $1,000.00, Plainsboro $3,000.00, Colonia (Woodbridge) $72,000.00, Franklin Park $25,000.00, Somerset $800.00 and Springfield $2,000.00. Escrow Agent shall not release the escrow monies to Sellers until such time as Buyers have a tax clearance letter in their possession.

      6. Sellers and Sellers' Principals agree that (i) they shall pay any and all amounts owed to any of the Landlords (as defined in each of the Agreements) with respect to any pre-Closing Date period, and (i) none of the Buyers shall have any liability or obligations for any such pre-Closing Date amounts.

      7. Any rent amounts received by any of Sellers, Sellers' Principals or Buyers after the Closing Date with respect to any of the Space Licenses shall be prorated among the appropriate Buyer and Seller within thirty (30) days after the Closing Date.

      8. Sellers and Seller's Principals agree that (i) on August 10, 1998 they shall pay to each Buyer, each Buyer's pro-rata share of 80% of the so-called "August 1st" dues collection , and (ii) no later than August 21, 1998, they shall pay to Buyers the remainder of each Buyer's pro-rata share of the so-called "August 1st" dues collection (i.e. after bad debts have been determined). Sellers and Sellers' Principals agree that such amount shall be paid directly to Buyers and not as an offset from the TSI Note.

      9. Sellers, Sellers' Principals and Buyers hereby acknowledge the offset rights and obligations indicated in the Agreements and the TSI Note (the "Offset Provisions") and agree that the following amounts shall be offset in accordance with the Offset Provisions and the terms of this Undertaking Agreement:

            (a) All amounts to be paid after the Closing Date in accordance with Sections 5(g)(xi)(A), 5(g)(xi)(B) and 5(g)(xi)(C) of the Agreements shall be offset against the TSI Note by Buyers and TSI in lieu of Sellers paying such amounts directly to the Buyers. Sellers and Sellers' Principals agree to provide Buyers with all such information within fifteen (15) days after the Closing Date;

            (b) With respect to certain work indicated on Schedule A that Buyers will perform on the physical plant at the Demised Premises after the Closing, Sellers and Sellers' Principals agree that they shall reimburse Buyers 50% of all

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reasonable expenses and costs incurred by TSI in performing such work; provided, however, that TSI, from time to time, shall provide Sellers' Principals with documentation indicating the costs and expenses incurred by Buyers and/or TSI. Upon providing Seller's Principals with such documentation, Buyers and TSI shall offset such amounts from the TSI Note;

            (c) With respect to amounts due to certain of the Landlords as a result of the transactions contemplated by the Agreements, Sellers and Sellers' Principals agree to pay the amount of $33,380.50 to Buyers, which Buyers and TSI agree to offset from the TSI Note in lieu of Sellers paying such amounts directly to Buyers. Sellers and Sellers' Principals agree that in the event that, as of August 4, 2000, TSI Plainsboro, LLC has not obtained a tenancy from Landlord of at least fifteen (15) years from the Closing Date, then an additional amount of $19,812.50 shall be offset from the TSI Note. Buyers shall use best efforts to obtain a direct assignment of the Plainsboro lease from the Plainsboro Landlord. Notwithstanding anything herein to the contrary, Sellers' and Sellers' Principals' obligations under this Paragraph 9 shall be capped at the total amount of the TSI Note as it is reduced from time to time.

      10. (a) Failure by Sellers or Sellers' Principals to timely pay any amounts indicated in this Undertaking Agreement, except for those amounts indicated in Paragraph 9 immediately above (which amounts Buyers and TSI agree shall be offset from the TSI Note without penalty to Sellers), shall result in such overdue amounts accruing interest at the rate of twelve percent (12%) per annum until finally paid by Sellers or Sellers' Principals. In addition to any other right Buyers and TSI may have in law or in equity, Buyers and TSI shall have the option, but not the obligation, to offset any such overdue amounts from the TSI Note.

            (b) In the event that the UCC-3 termination statements referred to in Paragraph 4 above are not provided to Buyers on or before October 4, 1998, and Buyers (in the applicable Buyer's reasonable judgment) deem it necessary to pay any amounts to any such creditors on or after October 4, 1998, then at such time Buyers shall have the right to offset from the TSI Note any and all amounts paid by Buyers to such creditors.

      11. Any amounts offset by Buyers and TSI shall be indicated in writing to Seller' Principals in accordance with the provisions of the Agreements, and the principal amount of the TSI Note shall be deemed reduced by such amount effective from the Closing Date. The TSI Note shall bear interest only on the remaining principal amount of the TSI Note (i.e. not the amount that has been offset). (For example, if $50,000.00 of the $300,000.00 TSI Note is offset (as indicated in writing by Buyers or TSI), then upon payment of the TSI Note Sellers shall receive

$250,000.00 plus interest accrued on such $250,000.00 amount.)

      12. Sellers and Sellers' Principals agree to reimburse Buyers for all reasonable expenses that are incurred to correct the elevator violations at the Springfield facility as indicated in the Springfield asset purchase agreement. Sellers and Sellers' Principals represent and warrant that they have no knowledge of any other problem with the elevator except as set forth in the Springfield asset purchase agreement.

      13. A breach of this Undertaking shall be deemed a breach of the Agreements. Sellers and Sellers' Principals expressly acknowledge that in the event of a breach of this Undertaking, all of Buyers' rights under the Agreements, including without limitation, Buyers' and TSI's right of offset as set forth in Article 10(e) thereof, shall apply.

      14. Sellers and Sellers' Principals agree to supplement each of the Seller's Receivable Lists, no later than two (2) days after the date hereof, by providing Buyers with a list of all delinquent active members and the amounts outstanding as of the Closing Date for each such member.

      15. Sellers and Sellers' Principals agree to provide Buyers, no later than two (2) days after the date hereof, with originals of each Seller's Lease and amendments and/or modifications thereto, in connection with each of the seven health club facilities which are the subject of this transaction.

      16. The parties agree that this Undertaking Agreement shall be governed by the laws of the State of New Jersey.

      17. The parties agree that in the event that the parties have improperly calculated payment amounts they shall correct such amounts post-closing.

      18. This Undertaking shall inure to the benefit of and be binding upon the successors and permitted assigns of Buyers, Sellers and Sellers' Principals.

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            IN WITNESS WHEREOF, Sellers, Sellers Principals and Buyers have caused this Undertaking to be signed as of the 4th day of August, 1998.

                              LIFESTYLE FITNESS OF SOMERSET, INC.


                              By:       /Kenneth Host/
                                  --------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF FRANKLIN, INC.


                              By:       /Sharad Agarwal/
                                  --------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF PLAINSBORO, INC.


                              By:       /Sharad Agarwal/
                                  --------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF PARSIPPANY, INC.


                              By:       /Kenneth Host/
                                  --------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF SPRINGFIELD, INC.


                              By:       /Kenneth Host/
                                  --------------------------------
                                  Name:
                                  Title: President

                              LIFESTYLE FITNESS OF WOODBRIDGE, INC.


                              By:       /Sharad Agarwal/
                                  --------------------------------
                                  Name:
                                  Title: President


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

                                        /Kenneth Host/
                                  --------------------------------
                                  KENNETH HOST


                                        /Sharad Agarwal/
                                  --------------------------------
                                  SHARAD AGARWAL


AGREED AND ACKNOWLEDGED:

TSI SOMERSET, LLC


By:       /A. Alimanestianu/
    -------------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI FRANKLIN PARK, LLC


By:       /A. Alimanestianu/
    -------------------------------
    Alexander Alimanestianu
    Executive Vice President


TSI PLAINSBORO, LLC


By:       /A. Alimanestianu/
    -------------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI PARSIPPANY, LLC


By:       /A. Alimanestianu/
    -------------------------------
    Alexander Alimanestianu
    Executive Vice President

TSI SPRINGFIELD, LLC


By:       /A. Alimanestianu/
    -------------------------------
    Alexander Alimanestianu
    Executive Vice President


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

TSI COLONIA, LLC


By:       /A. Alimanestianu/
    -------------------------------
    Alexander Alimanestianu
    Executive Vice President

With Respect to Paragraph 5 only (escrow issue)


         /Leslie A. Adelman/
------------------------------------
Leslie A. Adelman, as Escrow Agent


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